UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2022
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 30, 2022, the Board of Directors of MediaAlpha, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws (as so amended and restated, the “Amended and Restated By-Laws”), which became effective the same day. Among other things, the Amended and Restated By-Laws:
•update the procedural mechanics and disclosure requirements relating to director nominations made by stockholders in connection with annual and special meetings, including by:
◦requiring that any stockholder submitting a nomination provide the Company with reasonable documentary evidence five business days prior to the meeting that the representations with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections) required to be set forth in such stockholder’s nomination notice have been complied with;
◦requiring that any stockholder soliciting proxies in accordance with the representations of Rule 14a-19 under the Exchange Act notify the Company of any change in such intent within two business days;
◦limiting the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting; and; and
◦requiring that a stockholder soliciting proxies from other stockholders use a proxy card color other than white;
•provide for a plurality voting in contested elections of directors; and
•reflect recent amendments to the Delaware General Corporation Law, including to update procedures regarding stockholder meeting adjournment, notice and stockholder lists, and update procedures regarding electronic notice applicable to stockholder meetings.
The Amended and Restated By-Laws also incorporate ministerial, technical, clarifying and conforming changes. The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of MediaAlpha, Inc., effective as of November 30, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: December 2, 2022	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary